Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of March 27, 2020

to

CREDIT AGREEMENT

Dated as of December 23, 2019

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 27, 2020 by and among NETSTREIT, L.P., a Delaware limited liability company (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 23, 2019 by and among the Borrower, NETSTREIT CORP., a Maryland real estate investment trust (the “Parent”), the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has asked the Administrative Agent to clarify that, solely for purposes of calculating the financial covenant set forth in Section 10.1(b) of the Credit Agreement for the fiscal quarter ending December 31, 2019, the calculation of EBITDA for a Person be calculated to be an amount equal to (i) EBITDA for such Person for the period commencing on December 23, 2019 through and including December 31, 2019 as set forth on the Parent’s audited financial statements for the period ending December 31, 2019 delivered pursuant to Section 9.2 of the Credit Agreement multiplied by (ii) ninety-two ninths (92/9);

WHEREAS, pursuant to Section 13.6(d) of the Credit Agreement, the Borrower and the Administrative Agent are authorized to agree to a technical amendment to the Credit Agreement to cure an ambiguity, omission, mistake, defect or inconsistency in the Credit Agreement without any further action or consent of any other party to the Credit Agreement; and

WHEREAS, the Borrower and the Administrative Agent have agreed to a technical amendment to cure any ambiguity, omission, mistake, defect or inconsistency in the calculation of EBITDA for the period ending December 31, 2019;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree to enter into this Amendment.

1.             Amendments to the Credit Agreement.  Effective as of the date hereof, and subject to the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)           Section 10.1(b) of the Credit Agreement is hereby amended to add the following at the end thereof:

For the avoidance of doubt, solely for purposes of calculating the foregoing ratio in this clause (b) for the fiscal quarter ending December 31, 2019, the calculation of EBITDA for a Person shall be calculated to be an amount equal to (i) EBITDA for such Person for the period commencing on December 23, 2019 through and including December 31, 2019 as set forth on the Parent’s audited financial statements for the period ending December 31, 2019 delivered pursuant to Section 9.2 multiplied by (ii) ninety-two ninths (92/9).

2.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by each Guarantor.

(b)           The Borrower shall have paid all of the fees of the Administrative Agent and its Affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.             Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)           The execution, delivery and performance by each Loan Party of this Amendment and the Consent and Reaffirmation attached hereto are within such Loan Party’s corporate or limited liability company powers and have been duly authorized by all necessary action.  This Amendment and the Consent and Reaffirmation has been duly executed and delivered by the duly authorized officers of each Loan Party party thereto and is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)           As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

4.             Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c)           Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith or constitute a course of conduct or dealing among the parties.  Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

(d)           This Amendment is a Loan Document.

5.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

6.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.             Entire Agreement. The Credit Agreement, as amended hereby, together with all other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

8.             Successors and Assigns. This Amendment shall be binding upon the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and permitted assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. The Borrower may not assign or transfer any of its rights or Obligations under this Amendment without the prior written consent of the Administrative Agent and each Lender.

9.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.  This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.  For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NETSTREIT, L.P., as the Borrower

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

Signature Page to Amendment No. 1 to Credit Agreement

NETSTREIT, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Scott. S. Solis
Name:	Scott S. Solis
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

NETSTREIT, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among NetSTREIT, L.P., as Borrower, NetSTREIT Corp., as the Parent, the financial institutions from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of March 26, 2020 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents and herein shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  March 26, 2020

[Signature Page Follows]

NETSTREIT CORP.

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NETSTREIT GP, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NETSTREIT MANAGEMENT, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NETSTREIT MANAGEMENT TRS, LLC

By	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NS RETAIL HOLDINGS, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

Signature Page to Consent and Reaffirmation to Amendment No. 1 to Credit Agreement

NETSTREIT, L.P.